Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

June 3, 2016

Foursight Capital, LLC 265 East 100 South, Suite 300 Salt Lake City, Utah 84111

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Foursight Capital, LLC (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of Foursight Capital Receivables Trust, Series 2016-1 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 27, 2016, representatives of J.P. Morgan Securities LLC, on behalf of the Company, provided us with an automobile loan listing (the “Automobile Receivable Listing”) with respect to 9,902 automobile receivables.  At the Company’s instruction, we randomly selected 100 automobile receivables (the “Sample Receivables”) from the Automobile Loan Listing.

On May 31, 2016, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of the close of business May 26, 2016 with respect to 21,796 automobile receivables (the “Statistical Data File”).  At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

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Characteristics
1.        Account number (for informational purposes only)
2.        Vehicle identification number (“VIN”)
3.        Contract purchase date
4.        Original amount financed
5.        Original term to maturity
6.        Original monthly P&I payment
7.        Original annual percentage rate
8.        Original obligor state

9.        Original obligor zip code
10.        Vehicle make
11.        Vehicle model year
12.        Vehicle type (new/used)
13.        Remaining principal balance
14.        Remaining term to maturity
15.        Current monthly P&I payment
16.        Current annual percentage rate

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the Retail Installment Sales Contract (the “Contract”).

We compared Characteristics 2. through 5. and 10. through 16.  to the corresponding information set forth on the Company’s loan servicing system (the “Servicing System”).

Further, we compared Characteristic 2. to the corresponding information set forth on the Title Certificate, Application for Title, Guarantee of Title, Lien and Title Information, Notice of Lien, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 9., for those Sample Receivables indicated in Appendix A, we noted a difference with respect to the original obligor zip code set forth on the Statistical Data File when compared to the original obligor zip code as set forth on the Contract. For these Sample Receivables, we were instructed by representatives of the Company to compare the original obligor zip code set forth on the Statistical Data File to the original obligor zip code set forth on the Title Certificate. Such comparisons were found to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a signed Contract (as defined above);

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on the Title Certificate; and

•	a signed Credit Application or an Application for Financing (collectively, the “Application”).

The automobile receivable documents described above, including any information obtained from the Company’s loan servicing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.
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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 3, 2016.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 9. for the following Sample Receivables:

341262
355234

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 3, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	Three differences in original obligor zip code
2	Two differences in vehicle make
3	One difference in vehicle identification number

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 3, 2016 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Contract

1	400273	Original obligor zip code	[REDACTED]	[REDACTED]
1	408098	Original obligor zip code	[REDACTED]	[REDACTED]
1	414459	Original obligor zip code	[REDACTED]	[REDACTED]
2	449210	Vehicle make	Ram	Dodge
3	389788	Vehicle identification number	[REDACTED]	[REDACTED]

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Servicing System

2	449210	Vehicle make	Ram	Dodge

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.